Other income (expense)	12 Months Ended
Dec. 31, 2017
Other Income Expense [Abstract]
Other income (expense)

18. Other income (expense)

	2017	2016

Foreign exchange losses	$(23,168)	$(5,935)
Contract settlements	-	59,027
Gain on change in investment accounting	-	7,032
Write-off of long-term receivables	(5,926)	-
Other	(1,316)	547

Total	$(30,410)	$60,671

In 2016, Cameco agreed to terminate two long-term supply contracts with two of its utility customers that were effective for the years 2016 through 2020 and 2016 through 2021. The resulting gain on contract settlements was $59,027,000.

Also in 2016, Cameco’s share in one of its associates decreased such that equity accounting was no longer appropriate. As a result, the difference between its carrying value and fair value was recognized in other income. As an available-for-sale investment, future changes in fair value are being recognized in other comprehensive income.